EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2017
Earnings Per Share [Abstract]
EARNINGS PER SHARE
EARNINGS PER SHARE
Basic earnings per share is computed by dividing net earnings available to common shareholders by the weighted-average common shares outstanding for the period. Diluted earnings per share reflects the maximum potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock and would then share in the net earnings of the Company. Dilutive share equivalents include stock-based awards issued to employees.

Stock options granted by the Company are treated as potential shares in computing earnings per share. Diluted shares outstanding include the dilutive effect of in-the-money awards which is calculated based on the average share price for each fiscal period using the treasury stock method. Under the treasury stock method, the amount that the employee must pay for exercising stock options, the amount of compensation cost for future service that the Company has not yet recognized, and the amount of tax impact that would be recorded in additional paid-in capital when the award becomes deductible are assumed to be used to repurchase shares.
The computations of basic and diluted earnings per share for the Company were as follows (in thousands except per share amounts) as of December 31:

	2017	2016	2015
Numerator:
Net earnings (basic)	$14,439	$12,121	$10,111
Net earnings (diluted)	$14,439	$12,121	$10,111

Denominator:
Weighted-average shares outstanding (basic)	10,230,840	8,968,262	8,796,029
Effect of dilutive securities:
Common stock equivalent shares from stock options	82,529	8,066	5,958
Weighted-average shares outstanding (diluted)	10,313,369	8,976,328	8,801,987

Net earnings per share
Basic	$1.41	$1.35	$1.15
Diluted	$1.40	$1.35	$1.15